UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2020

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Main St, Suite 700
Fort Worth, TX 76102
(Address of principal executive office, including zip code)
(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LLEX	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders.
Lilis Energy, Inc. (the “Company”) held its Annual Meeting on June 17, 2020, in Fort Worth, Texas (the “Annual Meeting”), for the following purposes: (1) to elect five directors for one-year terms expiring at the 2021 annual meeting of stockholders and until their successors are duly elected and qualified, (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers, and (3) to ratify the selection of BDO USA, LLP, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020. Each of these proposals is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on May 26, 2020.
The results of the matters voted upon at the Annual Meeting are as follows:
Proposal 1 - Election of Directors:
Each of the five nominees for director was duly elected by the stockholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nuno Brandolini	60,333,796	2,424,100	31,333,175
John Johanning	60,106,602	2,651,294	31,333,175
Markus Specks	60,034,095	2,723,801	31,333,175
Michael G. Long	60,362,715	2,395,181	31,333,175
Nicholas Steinsberger	61,333,943	1,423,953	31,333,175

Proposal 2 - Approval, on a Non-binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers:
The compensation of the Company’s named executive officers was approved, on an advisory basis, by the stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
58,486,370	2,691,758	1,579,768	31,333,175

Proposal 3 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:
The selection of BDO USA, LLP as the Company’s independent registered public accounting firm, for the year ending December 31, 2020, was ratified by the Company’s stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain
92,572,612	552,410	966,049

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 23, 2020	LILIS ENERGY, INC.

		By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Executive Officer, President, and Chief Financial Officer